                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report:  June 24, 1999




                         Source One Mortgage Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                       1-12898                 38-342362
         --------                       -------                 ---------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)

  27555 Farmington Road
 Farmington Hills, Michigan                                    48334-3357
 --------------------------                                    ----------
  (Address of principal                                        (Zip Code)
    executive offices)


Registrant's telephone number, including area code: (248) 488-7000


Total Pages:  8

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of June 25, 1999 for Series 1987-1 and 1987-2, Distribution Reports as of July 1, 1999 for Series 1988-1 and 1988-2 and Distribution Reports as of June 20, 1999 for Series 1990-1.




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               SOURCE ONE MORTGAGE CORPORATION
                                                        (Registrant)




Date:  June 24, 1999                           By: /s/ Larry N. Ciofu
                                                  ------------------------------
                                                       Larry N. Ciofu
                                                       Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1987-1

               Distribution Date Statement for         25-Jun-99



                           COUPON                   Principal               Number of                   Interest
     Class                  RATE                   Outstanding             Certificates                 Payable
     -----                  ----                   -----------             ------------                 --------
       A                  5.8000%                 $ 5,236,327.22               62,500                 $   75,926.74

       B                  6.0000%                 $         0.00               13,700                 $        0.00

       C                  6.0000%                 $         0.00               26,900                 $        0.00

       D                  6.0000%                 $ 5,236,327.23               21,900                 $   78,544.91
                                                  --------------             --------                 -------------

                                                  $10,472,654.45              125,000                 $  154,471.65

*Aggregate Cash Flow Value Decline:                                                                   $1,078,110.61
Ending Aggregate Agency MBS Balance:                                                                  $9,397,401.14


                Agency MBS Collections :
                     Interest                                                                         $  240,406.38
                     Principal                                                                        $1,078,110.61
                Investment Income                                                                         $5,554.38
                                                                                                      -------------
                TOTAL AVAILABLE                                                                       $1,324,071.37

                Due to Certificateholders                    (                                       ($1,232,582.27)

                Expenses Payable                                                                         ($5,520.88)
                                                                                                      -------------
                Due to Residual Holders                                                               $   85,968.22
                                                                                                      =============

                Amount Payable Per Individual
                Residual Certificate (5% Denomination):                                               $  4,298.4110


                                                                                                           Principal Balance
                     Interest                                       Principal            Principal         Per $1,000
                     Payable Per            Principal               Payable Per          Balance After     CTF After
     Class           $1,000 CTF             Payable*                $1,000 CTF                25-Jun-99         25-Jun-99
     -----           -----------            --------                ----------           --------------    ----------------
       A             $    1.214828       $  539,055.31             $ 8.624885            $4,697,271.91          $ 75.156351

       B             $    0.000000               $0.00             $ 0.000000            $        0.00          $  0.000000

       C             $    0.000000               $0.00             $ 0.000000            $        0.00          $  0.000000

       D             $    3.586526       $  539,055.31             $24.614398            $4,697,271.92          $214.487302
                                         -------------                                   -------------
                                          1,078,110.62                                   $9,394,543.83

                                    Principal Allocation:  Class A:  50.00000%
                                                           Class D:  50.00000%



                                                                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                                                                         as Trustee
                                                                                         Corporate Trust Division
                                                                                         Suite 0126
                                                                                         One First National Plaza
                                                                                         Chicago, Illinois  60670
                                                                                         (312)407-4660









                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1987-2

                Distribution Date Statement for        25-Jun-99




                    COUPON                    Principal             Number of                 Interest             Interest
  Class              RATE                     Outstanding           Certificates              Accrued              Payable
  -----              ----                     -----------           ------------              -------              --------
   2-A              0.0000%                  $        0.00              45,100             $     0.00           $      0.00

   2-B              7.0000%                  $        0.00              18,000             $     0.00           $      0.00

   2-C              7.0000%                  $        0.00              19,700             $     0.00           $      0.00

   2-D              9.5500%                  $        0.00                 124             $     0.00           $      0.00

   2-E              9.9500%                  $6,190,447.22               5,200             $51,329.12           $ 51,329.12
                                             -------------              ------             ----------           -----------
                                             $6,190,447.22              88,124             $51,329.12           $ 51,329.12

              Agency MBS Collections :
                            Interest                                                                            $ 51,751.99
                            Principal                                                                           $239,423.81
              Investment Income                                                                                 $    242.89
                                                                                                                -----------
              TOTAL AVAILABLE                                                                                   $291,418.69

              Due   to Certificateholders                                                                       $290,752.93

                                                                                                                -----------
              Available for Expenses and Residual Payments                                                      $    665.76

              Expenses Payable                                                                                  $   (160.95)
                                                                                                                -----------
              Net Balance                                                                                       $    504.81
                                                                                                                ===========


              Due to Residual Holders                                                                           $    504.81

              Amount Payable Per Individual
              Residual Certificate (5% Denomination):                                                           $   25.2405



                 Interest                                   Principal                  Principal                  Per $1,000
                 Payable Per          Principal             Payable Per               Balance After               CTF After
  Class          $1,000 CTF           Payable               $1,000 CTF                  25-Jun-99                 25-Jun-99
  -----          ----------           -------               ----------                -------------               ----------
   2-A           $ 0.000000          $  0.000000              $ 0.000000               $         0.00          $    0.000000

   2-B           $ 0.000000          $  0.000000              $ 0.000000               $         0.00          $    0.000000

   2-C           $ 0.000000          $  0.000000              $ 0.000000               $         0.00          $    0.000000

   2-D           $ 0.000000          $  0.000000                                       $         0.00          $    0.000000

   2-E           $ 9.870985          $239,423.81              $46.043040               $ 5,951,023.41          $1,144.427579
                                     -----------                                       --------------
                                     $239,423.81                                       $ 5,951,023.41

                                                 Ending Aggregate Agency MBS Balance:  $ 5,970,814.38


                                                 Accrual Distribution Amount:          $         0.00
                                                 Aggregate Cash Flow Value Decline:    $   239,423.81



                                                                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                                                                       as Trustee
                                                                                       Corporate Trust Division
                                                                                       Suite 0126
                                                                                       One First National Plaza
                                                                                       Chicago, Illinois  60670
                                                                                       (312)407-4660

                                                 ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.


                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-1

                Distribution Date Statement for         1-Jul-99


                 COUPON                 Principal                  Number of                Interest                 Interest
  Class           RATE                 Outstanding               Certificates               Accrued                  Payable
  -----         --------          -------------------            ------------           ----------------         -------------
    A            0.0000%          $             0.00                   38,510           $           0.00         $        0.00

    B            8.0000%          $             0.00                   51,050           $           0.00         $        0.00

    Z            9.9000%          $     6,238,674.49                   10,440           $      51,469.06         $   51,469.06
                                  -------------------            ------------           ----------------         -------------
                                  $     6,238,674.49                  100,000           $      51,469.06         $   51,469.06


              Agency MBS Collections :
                            Interest                                                                             $   51,991.19
                            Principal                                                                            $  124,423.11
              Investment Income                                                                                  $      570.03
                                                                                                                 -------------
              TOTAL AVAILABLE                                                                                    $  176,984.33

              Due to Certificateholders                                                                           ($175,892.17)
                                                                                                                 -------------
              Available for Expenses and Residual Payments                                                       $    1,092.16

              Expenses Payable                                                                                        ($168.75)
                                                                                                                 -------------

              Net Balance                                                                                        $      923.41
                                                                                                                 =============


              Due to Residual Holders                                                                            $      923.41

              Amount Payable Per Individual
              Residual Certificate (5% Denomination):                                                            $     46.1705


                                                                                                             Principal Balance
   Interest                                             Principal                     Principal              Per $1,000
  Payable Per                Principal                 Payable Per                  Balance After            CTF After
  $1,000 CTF                 Payable*                   $1,000 CTF                          1-Jul-99                  1-Jul-99
 ------------             -------------          -------------------             ---------------            ------------------
 $   0.000000             $        0.00          $          0.000000             $          0.00            $         0.000000

 $   0.000000             $        0.00          $          0.000000             $          0.00            $         0.000000

 $   4.929987             $  124,423.11          $         11.917922             $  6,114,251.38            $       585.656262
                          -------------                                          ---------------
                          $  124,423.11                                          $  6,114,251.38


           Ending Aggregate Agency MBS Balance:                                  $  6,114,518.91


                                    Accrual Distribution Amount:                                            $            0.00
                                    Aggregate Cash Flow Value Decline:                                      $      124,423.11
                                                                                                            -----------------
                                    *Aggregate Amount of Principal Distributable:                           $      124,423.11




                                                                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                                                                           as Trustee
                                                                                           Corporate Trust Division
                                                                                           Suite 0126
                                                                                           One First National Plaza
                                                                                           Chicago, Illinois  60670
                                                                                           (312)407-4660



                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1988-2
                Distribution Date Statement for         1-Jul-99



                 COUPON                 Principal                  Number of                 Interest                Interest
  Class           RATE                 Outstanding               Certificates                Accrued                  Payable
 ------      -------------            -------------             -------------            --------------           -------------
   2-A           0.0000%              $        0.00                 39,750               $         0.00           $        0.00

   2-B           7.0000%              $        0.00                 24,540               $         0.00           $        0.00

   2-C           7.0000%              $        0.00                 10,930               $         0.00           $        0.00

   2-D           7.0000%              $        0.00                 14,580               $         0.00           $        0.00

   2-Z           9.4000%              $8,150,240.75                 10,200               $    63,843.55           $   63,843.55
                                      -------------                -------               --------------           -------------
                                      $8,150,240.75                100,000               $    63,843.55           $   63,843.55

              Agency MBS Collections :
                            Interest                                                                              $   64,522.83
                            Principal                                                                             $  289,562.30
              Investment Income                                                                                   $      923.75
                                                                                                                  -------------
              TOTAL AVAILABLE                                                                                     $  355,008.88

              Due to Certificateholders                                                                            ($353,405.85)
                                                                                                                  -------------
              Available for Expenses and Residual Payments                                                        $    1,603.03

              Expenses Payable                                                                                         ($222.72)

              Net Balance                                                                                         $    1,380.31
                                                                                                                  =============


              Due to Residual Holders                                                                             $    1,380.31

              Amount Payable Per Individual
              Residual Certificate (5% Denomination):                                                             $     69.0155
                                                                                                      Principal Balance
                 Interest                             Principal            Principal                  Per $1,000
                Payable Per         Principal        Payable Per         Balance After                CTF After
  Class          $1,000 CTF          Payable*         $1,000 CTF                   1-Jul-99                    1-Jul-99
 ------        ------------      --------------     -------------        ------------------           -----------------
   2-A         $   0.000000      $         0.00     $    0.000000        $             0.00           $        0.000000

   2-B         $   0.000000      $         0.00     $    0.000000        $             0.00           $        0.000000

   2-C         $   0.000000      $         0.00     $    0.000000        $             0.00           $        0.000000

   2-D         $   0.000000      $         0.00     $    0.000000        $             0.00           $        0.000000

   2-Z         $   6.259172      $   289,562.30     $   28.388461        $     7,860,678.45           $      770.654750
                                 --------------                          ------------------
                                 $   289,562.30                          $     7,860,678.45

             Ending Aggregate Agency MBS Balance:                        $     7,860,693.20


                          Accrual Distribution Amount:                                                $            0.00
                          Aggregate Cash Flow Value Decline:                                          $      289,562.30
                                                                                                      -----------------
                          *Aggregate Amount of Principal Distributable:                               $      289,562.30

                          Principal Allocation:                                   Class 2-A:                    0.0000%
                                                                                  Class 2-D:                    0.0000%



                                                                                              THE FIRST NATIONAL BANK OF CHICAGO,
                                                                                              as Trustee
                                                                                              Corporate Trust Division
                                                                                              Suite 0126
                                                                                              One First National Plaza
                                                                                              Chicago, Illinois  60670
                                                                                              (312)407-4660

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1

                Distribution Date Statement for        20-Jun-99


                                               UPPER TIER REMIC REGULAR CERTIFICATES


                   COUPON                  Principal                Number of             Interest                 Interest
  Class             RATE                  Outstanding               Cert.                 Accrued                  Payable
--------       --------------         ------------------          -------------       --------------          ----------------

   1-A                8.5000%         $             0.00                 15,250       $         0.00          $           0.00

   1-B                9.0000%         $             0.00                 10,500       $         0.00          $           0.00

   1-C                9.0000%         $             0.00                  6,500       $         0.00          $           0.00

   1-D                9.0000%         $             0.00                 16,500       $         0.00          $           0.00

   1-E                9.0000%         $     4,980,820.94                 12,000       $    37,356.16          $      37,356.16

   1-F                0.0000%         $             0.00                 18,500       $         0.00          $           0.00

   1-G                0.0000%         $             0.00                 12,450       $         0.00          $           0.00

   1-H                0.0000%         $             0.00                  4,850       $         0.00          $           0.00

   1-I              259.5000%         $         9,961.64                    152       $     2,154.20          $       2,154.20
                                      ------------------                 ------       --------------          ----------------
                                      $     4,990,782.58                 96,702       $    39,510.36          $      39,510.36

                                                                                                               Principal Balance
                  Interest                                             Principal        Principal              Per $1,000
                 Payable Per              Principal                   Payable Per      Balance After           CTF After
  Class          $1,000 CTF                Payable*                   $1,000 CTF         20-Jun-99                     20-Jun-99
---------    ---------------           ---------------             --------------     -----------------        ---------------------
   1-A       $      0.000000           $          0.00             $     0.000000     $            0.00        $            0.000000

   1-B       $      0.000000           $          0.00             $     0.000000     $            0.00        $            0.000000

   1-C       $      0.000000           $          0.00             $     0.000000     $            0.00        $            0.000000

   1-D       $      0.000000           $          0.00             $     0.000000     $            0.00        $            0.000000

   1-E       $      3.113013           $    113,388.79             $     9.449066     $    4,867,432.15        $          405.619346

   1-F       $      0.000000           $          0.00             $     0.000000     $            0.00        $            0.000000

   1-G       $      0.000000           $          0.00             $     0.000000     $            0.00        $            0.000000

   1-H       $      0.000000           $          0.00             $     0.000000     $            0.00        $            0.000000

   1-I       $     14.172368           $        226.78             $     1.491974     $        9,734.86        $           64.045132
                                       ---------------                                -----------------
                                       $    113,615.57                                $    4,877,167.01


                                               UPPER TIER REMIC REGULAR CERTIFICATES


                                                                                                             Principle Balance
                                                     Interest                 Principal     Principal        Per $1,000
    COUPON   Principal   Number of Interest Interest Payable Per  Principal   Payable Per   Balance After    CTF After
     RATE   Outstanding  Cert.     Accrued  Payable  $1,000 CTF   Payable*    $1,000 CTF           20-Jun-99              20-Jun-99
   -------  -----------  --------- -------- -------- -----------  ---------   -----------   ---------------- ----------------------
1-R 0.0000% $      0.00      3,298 $   7.97 $   7.97 $  0.002417  $    0.00   $  0.000000   $           0.00 $             0.000000



                                                 LOWER TIER REMIC REGULAR INTERESTS

             COUPON          Principal        Number of               Interest               Principal                 Balance After
  Class       RATE          Outstanding     Certificates              Accrued                Payable*                    20-Jun-99
--------  ----------      -------------    ----------------      -----------------      ---------------             ----------------
  1-AS       9.5000%      $        0.00              15,311                  $0.00      $          0.00             $          0.00

  1-BS       9.5000%      $        0.00              10,521                  $0.00      $          0.00             $          0.00

  1-CS       9.5000%      $        0.00               6,513                  $0.00      $          0.00             $          0.00

  1-DS       9.5000%      $        0.00              16,533                  $0.00      $          0.00             $          0.00

  1-ES       9.5000%      $5,241,213.59              12,024             $41,492.94      $    113,518.33             $  5,127,695.26

  1-FS       9.5000%      $        0.00              30,950                  $0.00      $          0.00             $          0.00

  1-HS       9.5000%      $        0.00               8,148                  $0.00      $          0.00             $          0.00

                          -------------    ----------------      -----------------      ---------------             ---------------
                          $5,241,213.59             100,000      $       41,492.94      $    113,518.33             $  5,127,695.26

                       FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                  SERIES 1990-1
                  DISTRIBUTION DATE STATEMENT FOR June 20, 1999

             Agency MBS Collections :
                           Interest                                                                     $               39,518.33
                           Principal                                                                    $              113,615.57
             Investment Income                                                                          $                   43.85
                                                                                                        -------------------------
             Lower Tier REMIC Collection Account                                                        $              153,177.75
                                                                                                        -------------------------
             Upper Tier REMIC Collection Account                                                        $              153,177.75

             Aggregate Prin Payable to Holders of
             Upper Tier REMIC Regular Certificate                                                                    ($113,615.57)

             Aggregate Interest Payable to Holders of
             Upper Tier REMIC Regular Certificates                                                                   ($ 39,510.36)

             Expenses Payable                                                                           $                    0.00



             REMIC Taxes Payable                                                                        $                    0.00

             Interest Payable to Class 1-R Certificate                                                                     ($7.97)



             Principal Payable to Class 1-R Certificate                                                 $                    0.00

             Due to Class 1-RS Certificate                                                                                ($43.85)
                                                                                                        -------------------------
             Net Balance                                                                                $                    0.00
                                                                                                        =========================

             Beginning Aggregate Agency MBS Balance :                                                   $          100,001,006.61
             Ending Aggregate Agency MBS Balance :                                                      $            4,878,173.44


             Aggregate Cash Flow Value Decline:                                                         $              113,615.57
                                                                                                        -------------------------
             *Aggregate Amount of Principal Distributable:                                              $              113,615.57



             Principal Allocation:


             Aggregate Amount of Principal
             Distributable to Classes 1-D and 1-I:


             Class 1-E:                                      0.94490658%
             Class 1-I:                                      0.14919737%

             Aggregate Amount of Principal
             Distributable to Classes 1-G,1-H and 1-R :

             Class 1-R:                                      0.00000000%





             THE FIRST NATIONAL BANK OF CHICAGO,
             as Trustee
             Corporate Trust Division
             Suite 0126
             One First National Plaza
             Chicago, Illinois  60670
             (312)407-4660

